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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                        ---------------------------


                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

                        ---------------------------


      Date of Report (Date of earliest event reported): April 26, 1999


                           COLTEC INDUSTRIES INC
           (Exact name of registrant as specified in its charter)


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      Pennsylvania                    1-7568                 13-1846375
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
      of incorporation)                                 Identification Number)

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                             3 Coliseum Centre
                           2550 West Tyvola Road
                      Charlotte, North Carolina 28217
            (Address of principal executive offices) (Zip code)


     Registrant's telephone number, including area code: (704) 423-7000

                                    N/A

       (Former name or former address, if changed since last report)





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


ITEM 5.   OTHER EVENTS

On April 26, 1999, the Federal Trade Commission granted early termination of the waiting period under the Hart-Scott- Rodino Antitrust Improvements Act for the merger of Runway Acquisition Corporation ("Sub"), a Pennsylvania corporation and a wholly owned subsidiary of The B.F.Goodrich Company, a New York corporation ("BFGoodrich"), with and into Coltec Industries Inc, a Pennsylvania corporation ("Coltec"), pursuant to the Agreement and Plan of Merger dated as of November 22, 1998 among BFGoodrich, Sub and Coltec. In connection with this, Coltec issued a press release on April 26, 1999, a copy of which is attached as an exhibit hereto and incorporated by reference herein. Separately, Coltec and BFGoodrich have previously been informed by the Canadian Competition Bureau that it does not intend to take any action against the merger.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements

     None.

(b)  Pro Forma Financial Information

     None.

(c)  Exhibits

     See Exhibit Index.

                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               COLTEC INDUSTRIES INC
                               (Registrant)


Date:  April 27, 1999           By:   /s/ Robert J. Tubbs
                                      ----------------------
                                      Robert J. Tubbs
                                      Executive Vice President, General Counsel
                                      and Secretary

                               EXHIBIT INDEX


Exhibit No.              Description of Exhibit
1.1                      Press Release dated April 26, 1999

                                                                EXHIBIT 1.1


BFGOODRICH AND COLTEC MERGER
RECEIVES FEDERAL TRADE COMMISSION CLEARANCE


          RICHFIELD, Ohio, April 26, 1999 - The BFGoodrich Company and Coltec Industries Inc announced today that their proposed merger has been cleared by the Federal Trade Commission under the Hart-Scott- Rodino Antitrust Improvements Act of 1976. The antitrust clearance satisfies an important condition to closing the transaction. Shareholders of both companies overwhelmingly approved the merger on April 9.

          "Following an extremely comprehensive review, the Federal Trade Commission has cleared the proposed merger, and we are now looking forward to completing the merger," said David L. Burner, BFGoodrich chairman and chief executive officer.

          Terrence G. Linnert, BFGoodrich senior vice president and general counsel, said, "The review process involved more than four months of analysis by the FTC and included significant support and input from several large customers, including the Department of Defense. The favorable decision came in spite of concerted attempts by both AlliedSignal and Crane Co., competitors of BFGoodrich, to convince the Department of Defense and the FTC to oppose the transaction." Linnert added that both AlliedSignal and Crane Co. have also sought to interfere with the merger through the judicial system. Crane first brought a lawsuit in December, which was dismissed as lacking merit both at the trial court and on appeal. In February, AlliedSignal sued on antitrust and other grounds. Crane subsequently filed a second federal court action, which was consolidated with AlliedSignal's pending lawsuit in U.S. District Court in Indiana. BFGoodrich and Coltec earlier this month reached an agreement with AlliedSignal that the companies would not close the merger until the court rules on pending motions to dismiss and to transfer certain issues to arbitration. In any event, the agreement to delay the merger expires May 1, 1999.

          BFGoodrich provides aircraft systems and services and manufactures performance materials that are sold to customers worldwide and used in thousands of consumer and industrial products. Coltec Industries is a leading producer of aerospace and industrial products and is headquartered in Charlotte, NC.

[Part of this announcement contains forward-looking statements that involve risks and uncertainties, and actual results could differ materially from those projected in the forward-looking statements. The risks and uncertainties are detailed from time to time in reports filed with the Securities and Exchange Commission, including but not limited to the last section of the Management's Discussion and Analysis entitled "Forward-Looking Information is Subject to Risk and Uncertainty" contained in the company's Annual Report on Form 10-K and in other filings.]

For more information, contact:

At BFGoodrich:  Rob Jewell (330) 659-7999, or
John Bingle (330) 659-7788

At Coltec:  Kevin Ramundo (704) 423-7024


April 26, 1999